UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on May 28, 2020, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (“NCLH”), issued and sold $400 million in aggregate principal amount of NCLC’s exchangeable senior notes due 2026 to an affiliate of L Catterton (the “Investor”). NCLH and NCLC entered into an investor rights agreement with the Investor at the closing of the transaction, which, among other things, provides for customary registration rights for the Investor and its affiliates. Pursuant to its obligations under the investor rights agreement, NCLH expects to file with the Securities and Exchange Commission a registration statement on Form S-3.

In connection with such filing, in Exhibit 99.1 to this report, (i) NCLH updated Note 2 of its consolidated financial statements (“Financial Statements”) in its Current Report on Form 8-K filed on May 5, 2020, which was filed to update its Annual Report on Form 10-K for the year ended December 31, 2019, to update the “Liquidity and Management’s Plan” discussion and updated Note 18 to add a discussion on its recent debt and equity transactions, debt amortization deferrals and litigation matters and investigations by governmental agencies since December 31, 2019 in connection with events surrounding COVID-19 and (ii) NCLH’s independent registered public accounting firm reissued its report to include an explanatory paragraph relating to the removal of substantial doubt about NCLH’s ability to continue as a going concern, and an emphasis of matter paragraph relating to the impact of COVID-19 and NCLH’s liquidity and management plans. Other than as described in the preceding sentences, Exhibit 99.1 does not revise, modify, update or otherwise affect the Financial Statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1	Item 8. Financial Statements and Supplementary Data.
101

The following materials from Norwegian Cruise Line Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on February 27, 2020, as revised by this Current Report on Form 8-K, formatted in Inline XBRL:

(i)  the Consolidated Statements of Operations of NCLH for the years ended December 31, 2019, 2018 and 2017;

(ii)  the Consolidated Statements of Comprehensive Income of NCLH for the years ended December 31, 2019, 2018 and 2017;

(iii)  the Consolidated Balance Sheets of NCLH as of December 31, 2019 and 2018;

(iv)  the Consolidated Statements of Cash Flows of NCLH for the years ended December 31, 2019, 2018 and 2017;

(v)  the Consolidated Statements of Changes in Shareholders’ Equity of NCLH for the years ended December 31, 2019, 2018 and 2017; and

(vi)  the Notes to the Consolidated Financial Statements.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 8, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A Kempa
Name: Mark A. Kempa
Title: Executive Vice President and Chief Financial Officer

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